UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 6, 2009

________________________________

CSX CORPORATION
(Exact name of registrant as specified in its charter)

________________________________

Virginia
(State or other jurisdiction of
incorporation or organization)

1-8022	62-1051971
(Commission File No.)	(I.R.S. Employer Identification No.)

500 Water Street, 15th Floor, Jacksonville, FL 32202
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(904) 359-3200

________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 2.02. Results of Operations and Financial Condition.

Furnished as Exhibit 100 to this Current Report on Form 8-K is the following financial information from CSX Corporation’s Annual Report on Form 10-K for the year ended December 26, 2008, filed with the Securities and Exchange Commission (“SEC”) on February 19, 2009, formatted in XBRL (eXtensible Business Reporting Language): (i) Consolidated Income Statements for the fiscal years ended December 26, 2008, December 28, 2007, and December 29, 2006, (ii) Consolidated Balance Sheets at December 26, 2008 and December 28, 2007, (iii) Consolidated Cash Flow Statements for the fiscal years ended December 26, 2008, December 28, 2007, and December 29, 2006, (iv) Consolidated Statements of Changes in Shareholders’ Equity for the fiscal years ended December 26, 2008, December 28, 2007, and December 29, 2006 and (v) the Notes to Consolidated Financial Statements, tagged as blocks of text.

Users of this data are advised pursuant to Rule 401 of Regulation S-T that the financial and other information contained in the XBRL documents is unaudited and that these are not the official financial statements of CSX Corporation as filed with the SEC. The purpose of submitting these XBRL formatted documents is to test the related format and technology and, as a result, investors should continue to rely on the official filed version of these financial statements (including the notes thereto) and not rely on the information in this Current Report on Form 8-K, including Exhibit 100, in making investment decisions.

In accordance with Rule 402 of Regulation S-T, the information in this Current Report on Form 8-K, including Exhibit 100, shall not be deemed to be “filed” for purposes of Section 11 of the Securities Act of 1933, as amended (the “Securities Act”), or Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of these sections, and is not a part of, and shall not be incorporated by reference into, any registration statement, periodic report or other document filed under the Securities Act or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits
The following exhibits are furnished herewith:
Exhibit Description
Exhibit 100
The following financial information from CSX Corporation’s Annual Report on Form 10-K for the year ended December 26, 2008, filed with the SEC on February 19, 2009, formatted in XBRL includes: (i) Consolidated Income Statements for the fiscal years ended December 26, 2008, December 28, 2007, and December 29, 2006, (ii) Consolidated Balance Sheets at December 26, 2008 and December 28, 2007, (iii) Consolidated Cash Flow Statements for the fiscal years ended December 26, 2008, December 28, 2007, and December 29, 2006, (iv) Consolidated Statements of Changes in Shareholders’ Equity for the fiscal years ended December 26, 2008, December 28, 2007, and December 29, 2006 and (v) the Notes to Consolidated Financial Statements, tagged as blocks of text.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSX CORPORATION

Date: March 6, 2009	By:	/s/ CAROLYN T. SIZEMORE
Name: Carolyn T. Sizemore
Title: Vice President and Controller